Visa Inc.   Fiscal Second Quarter 2019   Financial Results   April 24, 2019

Fiscal Second Quarter 2019 Financial Results2 ©2019 Visa. All rights reserved.   This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among   other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2019. Forward-looking   statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will,"   "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as   of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are   beyond our control and are difficult to predict.   Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not   limited to:   • increased oversight and regulation of the global payments industry and our business;   • impact of government-imposed restrictions on international payment systems;   • outcome of tax, litigation and governmental investigation matters;   • increasingly intense competition in the payments industry, including competition for our clients and merchants;   • proliferation and continuous evolution of new technologies and business models;   • our ability to maintain relationships with our clients, merchants and other third parties;   • brand or reputational damage;   • management changes;   • impact of global economic, political, market and social events or conditions;   • exposure to loss or illiquidity due to settlement guarantees;   • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union;   • a disruption, failure, breach or cyber-attack of our networks or systems;   • our ability to successfully integrate and manage our acquisitions and other strategic investments; and   • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year   ended September 30, 2018, and our subsequent reports on Forms 10-Q and 8-K.   Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.   Forward-Looking Statements

Fiscal Second Quarter 2019 Financial Results3 ©2019 Visa. All rights reserved.   Fiscal Second Quarter 2019 Results   Q2 2019   (Ending March 31, 2019)   in billions, except percentages and per share data USD YoY Change   Net Revenues $5.5 8%   Net Income $3.0 14%   Earnings Per Share $1.31 17%   Note: Refer to the accompanying financial tables for further details.   • Payments volume and processed transactions growth remained healthy; cross-border growth slowed   in-line with expectations   • Increased earnings per share outlook for the fiscal full-year 2019 based on strong performance in the   first half   • Returned $2.6B of capital to shareholders in the form of share repurchases and dividends

Fiscal Second Quarter 2019 Financial Results4 ©2019 Visa. All rights reserved.   Quarter ended December   Payments Volume*   US$ in billions, nominal, except percentages   INTL   1,164   INTL   1,218 INTL   682   INTL   704   INTL   483   INTL   514   U.S.   886   U.S.   979   U.S.   478   U.S.   519 U.S.   408   U.S.   461   2,051   2,197   1,160 1,223   891 974   INTL = International   Total Visa Inc. Credit Debit   YoY Change   (constant) 11% 9% 13%   YoY Change   (nominal) 5% 9%7%   Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates, other than the change   to the payments volume definition, are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers.   Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.   2017   2018   *During the three months ended December 31, 2018, we updated our definition of payments volume to now include all disbursement volume related to   Visa Direct, in addition to the funding volume previously included. All prior periods presented have been adjusted accordingly. Please refer to the   Operational Performance Data section of Exhibit 99.1 in Form 8-K filed on January 30, 2019 for more details on the impact from this update in payments   volume definition.

Fiscal Second Quarter 2019 Financial Results5 ©2019 Visa. All rights reserved.   Quarter ended March   Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings   release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter.   Payments Volume*   US$ in billions, nominal, except percentages   YoY Change   (constant) 8% 7% 10%   YoY Change   (nominal) 2% 5%4%   Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates, other than the change to   the payments volume definition, are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers.   Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.   INTL   420   INTL 09   U.S.   575   U.S.   631   U.S.   277   U.S.   313   INTL   1,156   INTL   1,158 INTL   673   INTL   669   INTL   482   INTL   489   U.S.   862   U.S.   930   U.S.   446   U.S.   473 U.S.   417   U.S.   457   2,018 2,089   1,119 1,143   899 946   INTL = International   Total Visa Inc. Credit Debit   2018   2019   *During the three months ended December 31, 2018, we updated our definition of payments volume to now include all disbursement volume related to   Visa Direct, in addition to the funding volume previously included. All prior periods presented have been adjusted accordingly. Please refer to the   Operational Performance Data section of Exhibit 99.1 in Form 8-K filed on January 30, 2019 for more details on the impact from this update in payments   volume definition.

Fiscal Second Quarter 2019 Financial Results6 ©2019 Visa. All rights reserved.   Quarter ended March   Transactions   in millions, except percentages   Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information   may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage   changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving cards and other form factors carrying the Visa, Visa Electron,   Interlink, V PAY and PLUS cards processed on Visa’s networks.   Credit   38%   YoY Change 9% 11%   Debit   62%   Credit   38%   66%   Debit   67%   Debit   34%   Credit   33%   Credit   43,382 47,365   29,321   32,544   Processed TransactionsTotal Transactions   2018   2019

Fiscal Second Quarter 2019 Financial Results7 ©2019 Visa. All rights reserved.   Quarter ended December   Total Cards   in millions, except percentages   3,248   1,084   2,165   3,358   1,118   2,239   Total Visa Inc. Credit Debit   Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously   submitted card information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due   to rounding. Percentage changes are calculated based on unrounded numbers.   YoY Change 3% 3%3%   2017   2018

Fiscal Second Quarter 2019 Financial Results8 ©2019 Visa. All rights reserved.   6,362   (1,289)   5,073   6,972   (1,478)   5,494   Gross   Revenues   Client   Incentives   Net Revenues   Fiscal 2018   Fiscal 2019   Revenue – Q2 2019   US$ in millions, except percentages   YoY   Change 15% 8%10%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   20.3% 21.2%   Client Incentives as a   % of Gross Revenues   0.9ppt

Fiscal Second Quarter 2019 Financial Results9 ©2019 Visa. All rights reserved.   Revenue Detail – Q2 2019   US$ in millions, except percentages   2,253   2,127   1,752   230   2,417 2,432   1,796   327   Service Revenues Data Processing   Revenues   International   Transaction Revenues   Other Revenues   Fiscal 2018   Fiscal 2019   YoY   Change 14% 3%7% 42%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Second Quarter 2019 Financial Results10 ©2019 Visa. All rights reserved.   Operating Margin – Q2 2019   US$ in millions, except percentages   Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated   based on unrounded numbers.   8% 9%7% 0.5ppt   YOY   Change   5,073   1,737   3,336   5,494   1,853   3,641   Net Revenues Operating   Expenses   Operating   Income   Fiscal 2018   Fiscal 2019   66% 66%   Operating   Margin

Fiscal Second Quarter 2019 Financial Results11 ©2019 Visa. All rights reserved.   Operating Expenses – Q2 2019   US$ in millions, except percentages   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   824   261   169   108   153   222   0   894   241   171   101   160   264   22   Personnel Marketing Network &   Processing   Professional   Fees   Depreciation &   Amortization   General &   Administrative   Litigation   Provision   Fiscal 2018   Fiscal 2019   YoY   Change 1% (7)%8% 19%4%(8)% NM   NM- Not meaningful

Fiscal Second Quarter 2019 Financial Results12 ©2019 Visa. All rights reserved.   Other Financial Results and Highlights   • Cash, cash equivalents and investment securities of $15.0 billion as of   March 31, 2019   • Adjusted free cash flow of $1.9 billion for the fiscal second quarter   • Capital expenditures of $156 million during the fiscal second quarter   • During the three months ended March 31, 2019, the Company recognized   $84 million of investment gains recorded in non-operating income.   Several private companies in which the Company has strategic   investments executed transactions or funding rounds during the quarter,   which established new and higher valuations. The Company adopted the   accounting standard, ASU 2016-01 in fiscal year 2019 that requires   companies to recognize unrealized gains and losses in their income   statement each quarter.   See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Second Quarter 2019 Financial Results13 ©2019 Visa. All rights reserved.   Financial Outlook for Fiscal Full-Year 2019   Annual net revenue growth   Low double-digits on a nominal basis, with approximately 1 percentage point of   negative foreign currency impact and de minimus impact from the new revenue   accounting standard   Client incentives as a   percentage of gross   revenues   22% to 23% range for the second half of the fiscal year and low end of 22% to   23% range for the full fiscal year   Annual operating expense   growth   Mid-single digit decrease on a GAAP basis and mid-to-high single digit   increase adjusted for special items in fiscal 2018 (see note below). GAAP and   non-GAAP growth includes an approximately 1.5 to 2 percentage point increase   from the new revenue accounting standard   Effective tax rate Approximately 20%   Annual diluted class A   common stock earnings per   share growth   Low twenties on a GAAP nominal dollar basis and high-end of mid-teens on an   adjusted, non-GAAP nominal dollar basis (see note below). Both include   approximately 1.5 percentage points of negative foreign currency impact   Note: Annual adjusted operating expense growth is derived from adjusted full-year 2018 operating expenses of $6.9 billion. Annual adjusted diluted class A common stock earnings per   share growth is derived from adjusted full-year 2018 earnings per share results of $4.61. Refer to the accompanying financial tables for details and a reconciliation of the adjusted fiscal full-   year 2018 results.

Appendix

Fiscal Second Quarter 2019 Financial Results15 ©2019 Visa. All rights reserved.   Calculation of Adjusted Free Cash Flow   A-   Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first   re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months   ended March 31, 2019, the Company generated adjusted free cash flow of $1.9 billion, and returned $2.6 billion(1) to investors through   stock buybacks of $2.0 billion and dividends paid of $569 million. During the six months ended March 31, 2019, the Company generated   adjusted free cash flow of $5.0 billion, and returned $5.5 billion(1) to investors through stock buybacks of $4.4 billion and dividends paid of   $1.1 billion. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments   made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for   measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to   non-GAAP adjusted free cash flow.   US$ in millions   Three Months   Ended March 31, 2019   Six Months   Ended March 31, 2019   Net cash provided by operating activities $2,064 $5,358   Less: capital expenditures (156) (313)   Adjusted free cash flow $1,908 $5,045   (1) Funds returned to investors were greater than adjusted free cash flow funded by liquidity sources available to the Company such as cash   on hand and the Company’s investment portfolio.